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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No, 33-80234 and 333-19705) of CMC Industries, Inc. of our report dated August 21, 1998 (except as to Note 14, which is as of October 9, 1998) appearing on page 35 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP
Memphis, Tennessee
October 28, 1998